COMMITMENTS AND CONTINGENCY	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCY

18.	COMMITMENTS AND CONTINGENCY

(a)	Lease commitments

The Group has entered into certain leasing arrangements relating to the lease of the Group’s office premises. Rental expense under operating leases for the years ended 2013, 2014 and 2015 was $1,349,017, $1,713,263 and $1,753,380, respectively.

As of December 31, 2015, the Group was obligated under certain operating leases, relating to the rental of office premises, requiring minimum rental payments as follows:

Year ending December 31,
2016	$1,467,402
2017	638,059
2018	302,814
2019	12,849
2020	3,421
2021 and thereafter	-

$2,424,545

(b)	Other commitments

The Group has entered into several agreements to pay media costs for periods of 5 to 10 years. As of December 31, 2015, future minimum purchase commitments under these agreements totaled approximately $62,270,000, which will be payable as follow:

Year ending December 31,
2016	$23,660,000
2017	13,959,000
2018	8,844,000
2019	6,351,000
2020	4,037,000
2021 and thereafter	5,419,000

$62,270,000

(c)	Litigation with former shareholders of DMG

The Company filed a summons with notice in the Supreme Court of the State of New York, which is the trial court in New York (the “New York Court”) on December 27, 2010, against the selling shareholders and former management of DMG. The summons with notice alleged that the selling shareholders of DMG (i) engaged in an unlawful scheme to induce the Group, through false, deceptive, and misleading statements concerning DMG’s financial condition and performance, to pay a grossly inflated price to purchase DMG in 2010, and (ii) received, or are scheduled to receive, ill-gotten gains from this unlawful scheme. The summons with notice further alleged that the Group is owed indemnification from an escrow fund, established at the time of the purchase, as a result of breaches of representations and warranties contained in the merger agreement pursuant to which the Company acquired DMG (the “Merger Agreement”).

On February 25, 2011, Gobi Partners, Inc., Gobi Fund, Inc., Gobi Fund II, L.P., Oak Investment Partners XII, L.P., and Thomas Gai Tei Tsao (collectively, the “Former DMG Shareholders”) filed a countersuit in the New York Court against the Company. The complaint in that lawsuit alleges that the Company breached certain agreements related to the DMG Acquisition by (i) declining to make certain instalment payments that the Former DMG Shareholders claim they were entitled to receive and (ii) declining to take steps to facilitate the transfer of Company stock that the Former DMG Shareholders claim to be entitled to receive in connection with the DMG Acquisition. The Former DMG Shareholders also seek specific enforcement of the contracts at issue, compensatory damages in an amount to be determined at trial, and permanent and preliminary injunctive relief compelling the Company to comply with the parties’ agreement. On the same date, the Former DMG Shareholders filed motions against the Group for various relief.

On August 13, 2012 the New York Court entered an order (the “August 13 Order”) directing the Group, on or before August 21, 2012 (a) to transfer $60 million in assets readily convertible into U.S. currency into New York State, to be held in the custody of the New York City Sheriff’s Office, (b) to deposit $60 million into an escrow account controlled by the Sheriff, or (c) to make other arrangements satisfactory to the plaintiffs in the litigation for security with respect to the final judgment plaintiffs seek in that amount. The Group took prompt steps to comply with the August 13 Order and have arranged for the delivery to the Sheriff of more than $3.2 million in cash denominated in or convertible to U.S. dollars that were held by or for the Group outside the PRC and such transferred amount was recorded as restricted cash as of December 31, 2012. With respect to funds held within the PRC in RMB, any transfer to the Sheriff in New York requires approval of the relevant authority of the PRC government, the State Administration on Foreign Exchange (“S.A.F.E.”). Accordingly, on August 20, 2012 the Company applied to the S.A.F.E. for such approval, for the transfer of the balance required under the August 13 Order (an amount equivalent to approximately $56.8 million). S.A.F.E., however, denied the application. At the same time as taking steps to comply with the August 13 order to the extent possible, the Company has appealed from that order. It sought a stay of enforcement of the August 13 Order, but that request was denied, first by a single judge of the appellate court on August 17, 2012 and then by a full panel of that court on October 2, 2012. The August 13 order is reversed by New York Court on June 11, 2013.

On January 7, 2013, the New York State Supreme Court issued an order of civil contempt against the Group that it had failed to comply fully with the August 13 Order requiring the Group to post security in connection with prejudgment orders of attachment totalling $60 million.

On June 11, 2013, the Appellate Division, First Department of the Supreme Court of the State of New York entered a Decision and Order (the “Appellate Division Ruling”), determining appeals and cross-appeals from rulings by the New York Court. Neither the Group nor the Former DMG Shareholders sought leave to appeal the Appellate Division Ruling, which therefore became final.

On July 29, 2013, proceedings were begun in the Cayman Islands against the Group for the enforcement of the New York Judgment entered on July 26, 2013 (the “Cayman Islands Proceeding”) and the Group has received a Writ of Summons. As a result of the above litigation, penalty interest on the overdue payable of $3,375,000, $5,993,145 and $2,149,903 were recognised during the years ended December 31, 2011, 2012 and 2013, respectively.

As of December 31, 2013, consideration payable of $75,800,047 (including $11,800,047 accrued penalty interest on the overdue consideration payable) was recorded by the Company and it is the management’s best estimate of the consideration required to settle the litigation with the Former DMG Shareholders.

On February 14, 2014, the Company stipulated to the withdrawal of all appeals in that action pending before the Appellate Division. The stipulation was transmitted to the New York Court on February 19, 2014.

On April 30, 2014, the Company entered into settlement agreement, subscription agreement and note instrument (“Settlement Arrangement”) with the Former DMG Shareholders to settle this litigation. Under the terms of the Settlement Agreement, the Company agrees pay to the Former DMG Shareholders an aggregate amount of $70 million, including $12 million in cash and $58 million in six-year term Notes issued by the Company (See Note 17 for details), in addition to certain other consideration to satisfy the New York Judgment of $71,800,047. A gain of $1,800,047 is recognised in the statement of operations during the year ended December 31, 2014 in relation to the overprovision for the consideration payable and litigation. All claims in these pending lawsuits have been dismissed and all closing conditions of the settlement agreement have been met.

On July 22, 2016, ruling by the Grand Court of Cayman Islands, concerning the Company’s breach in the terms of the Settlement Agreement dated April 30, 2014 requiring the Company to pay the Former DMG Shareholders $59,367,371 including interest at the rate of 9% per annum calculated from November 16, 2010 as to $30 million and from November 16, 2011 as to the remaining $29,267,371 until payment is made in full and to pay the Former DMG Shareholders costs on the indemnity basis to be taxed if not agreed.

(d)	Other litigation

The litigation of Yi Zhao v. Dina Liu, Visionchina Media Inc. was filed on October 26, 2012, but service of the complaint is not alleged to have been made on the Company until at least August 26, 2013, by delivery to the Company’s headquarters in the People’s Republic of China. The litigation arises out of the dissolution of the marriage between Yi Zhao and Dina Liu Dan, a former Chief Financial Officer of the Company. The primary claims are asserted against Dina Liu Dan, who is alleged to have exercised certain stock options for the Company’s stock (through a company she allegedly controls, Barrie Holdings) without sharing the proceeds with her former husband, Yi Zhao. The single claim asserted against the Company is for aiding and abetting fraud by Dina Liu Dan, with damages alleged to be approximately $5,000,000. The underlying fraud claim against Dina Liu Dan, however, has been dismissed for lack of personal jurisdiction, although a dismissal motion by Barrie Holdings was denied. The Company filed a motion to dismiss the single claim on December 24, 2013, which was denied by decision and order dated February 28, 2014. On March 11, 2014, Yi Zhao moved for entry of a default judgment against the Company, on the basis of the Company’s purported failure to answer or move to dismiss the complaint within the period permitted by law. On April 14, 2014, the motion of Yi Zhao for a default judgment against the Company was denied. On August 5, 2014, the Zhao Action was dismissed based on the Plaintiff’s counsel’s failure to appear at a scheduled status conference on September 18, 2014. On October 3, 2014, the trial court stayed all the proceedings. The stay will be lifted only if the Chinese court denies Mr. Zhao’s claims against Ms. Liu and then only upon his submission of written evidence supporting his right to proceed with his action in New York. This stay does not apply to proceedings in the appellate court. Management estimates that potential loss that could result from this litigation as of date of this report merely reasonably possible but not probable in accordance to ASC 450, due to uncertainty and therefore no provision was made for such amount as of December 31, 2014 and 2015. There have been no further proceedings in the Zhao Action in either the trial or appellate courts as the date of this report.

On October 23, 2014, a supplier, Guangzhou Metro Television Media Co., Ltd. (“Guangzhou Metro”) initiated proceedings against the subsidiary of the Company, VisionChina Media Group, for breach of contract. Guangzhou Metro asserts that its total losses are representing $7,693,289 exclusive media cost, $2,396,041 overdue fines, and $32,168 electricity charges. On the same day, VisionChina Media Group also filed a motion against Guangzhou Metro without fulfilling the contract terms, for a total claim of $5,959,111 damages, and urged to release the $885,884 concession right deposit together with the respective interest. On November 7, 2014, Guangzhou Metro further claimed for the penalty of $5,251,772 due to the early termination of the Guangzhou Metro exclusive agency agreement. Management estimates that potential loss that could result from this litigation as of date of this report is probable in according to ASC 450. An accrued penalty for the early termination of $10,386,179 and $9,822,602 was recorded as of December 31, 2014 and 2015, respectively, based on management’s best estimation.

On October 23, 2015, a supplier, Guangzhou Communication Information Construction Investment and Operation Co. Ltd. ("Guangzhou Communication") initiated proceedings against the subsidiary of the Company, VisionChina Media Group, for breach of contracts. Guangzhou Communication asserts that its total losses are RMB10,421,306 relating to media cost, maintenance and installation fee and RMB480,000 relating to interest charges, respectively. On May 6, 2016, a ruling was issued by Shenzhen Futian District Renmin Court requiring (1) the cooperation agreements signed by VisionChina Media Group with Guangzhou Communication are terminated and become ineffective immediately; (2) VisionChina Media Group is required to pay RMB10,213,218 (equivalent to $1.57 million) and interest. Accruals of $1.4 million for this cooperation agreements with Guangzhou Communication were recorded as of December 31, 2015.

(e)	Other

The National Standard of Frame Structure and Channel Code and Modulation of Digital Television Ground Broadcasting. Transmission System (the “National Standard”), was approved by the Standardization Administration of the PRC on August 18, 2006, and became effective on August 1, 2007. On March 27, 2006, the PRC State Administration of Radio, Film and Television (“SARFT”) promulgated the Notice Concerning Experimental Mobile Digital Television (the “March Notice”), which required all of the Group’s local operating partners must adopt the National Standard for their mobile digital television operations and the SARFT has officially issued a notice to require some of the Group’s local operating partners and direct equity investment entities to complete the adoption of the National Standard by June 30, 2010. As of December 31, 2014 and 2015, the mobile digital television network of the Group’s direct equity investment entities and the digital television broadcasting infrastructure of the Group’s local operating partners in 11 cities have been converted to the National Standard, but those in another 6 cities have not yet completed the conversion and do not meet the requirements of the National Standard. The Group’s direct equity investment entities and local operating partners may be required to spend significant capital and other resources, including on new equipment, to convert their digital television broadcasting infrastructure to the National Standard. Under some of the Group’s exclusive advertising agency agreements, the Group may be responsible for a portion of such expenditures in 3 of the 6 cities that have not yet completed the conversion. The total cost of converting the equipment to the 3 cities is not expected to exceed $0.5 million. However, the Group and its local operating partners in these 3 cities have not yet determined the allocation of such capital expenditures, and there is no reliable basis for management to accurately estimate the amount and timing of capital expenditures required for these local operating partners, therefore, no accrual for such liability has been made in the consolidated financial statements.